Exhibit 10.28H

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

EIGHTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Vantage® Services, CSG Vantage® Plus Services, CSG Vantage Plus Archive Services, Data Publisher (File Edition and Vantage Edition), Optional Vantage Direct and InfoCast (collectively, the “Vantage Services”), identified, variously, in Article 2, “Product Licenses,” in Schedule C, “Recurring Services Description,” Schedule F, “Fees,” Schedule G, “Conversions,” and Schedule H, “Support Services,” (more particularly, Exhibit H2, “Services” and Exhibit H5, “[******* ******]/Table E”) of the Agreement; and

WHEREAS, CSG is transitioning the functionality of its Vantage Services to the public cloud; and

WHEREAS, pursuant to terms of the Agreement, CSG provided [****** ******] to Customer of the “Vantage Evolution to DNA Data Warehouse” of CSG’s [****** ** ******] Vantage Services; and

WHEREAS, within such noted transition, CSG will offer certain of its Vantage Services under services within the CSG Data & Analytics (“DNA”) suite of Services identified in this Amendment; and

WHEREAS, pursuant to discussions between CSG and Customer, the Parties agree to amend the terms of the Agreement to provide ongoing Vantage Services and CSG DNA Services, as mutually agreed; and

WHEREAS, additionally, functionality exists within ACP that allows Customer to perform [**** *******] to Customer’s information using [**** ************ ******]. For purposes of the Agreement, “[**** ******]” shall refer to Customer’s ability to perform [**** *******] to Customer’s information stored within ACP using automated scripts that submit [**** ************ *** * ****] terminal emulator; and

WHEREAS, CSG desires to update the manner in which [**** *******] may be transacted by Customer and supported by CSG; and

Whereas, CSG’s DNA Data Change Engine (“DNA DCE”) is a new Service providing Customer with the ability to execute [**** *******] using CSG SmartLink® BOS (“SLBOS”) transactions; and

WHEREAS, CSG and Customer acknowledge and agree to transition [**** *******] utilizing [**** ******] (where there exists an equivalent solution (e.g., CSG’s DNA DCE)) that allows Customer to execute [**** *******] using SLBOS transactions; and

WHEREAS, and, as a result, the Parties agree to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below) unless a different effective date is otherwise specified.

1. Customer and CSG agree CSG will provide and Customer shall consume CSG Data & Analytics (“CSG DNA”) Data Services, as more particularly described herein, in parallel with current CSG Vantage Services provided by CSG and consumed by Customer as of the Amendment Effective Date through not later than [******** *** ****] (“the “DNA Data Services Cutover Date”). As of the DNA Data Services Cutover Date, CSG will [******] the Vantage Services and functionality of the Vantage Services will no longer be available to be consumed by Customer; Customer will consume the functionality of the Vantage Services, as applicable, only as CSG DNA Data Services.

The parties further agree, as of the DNA Data Services Cutover Date, except as otherwise specifically referenced pursuant to this Amendment, references to or that include “Vantage” in the Agreement prior to the DNA Data Services Cutover Date shall be deemed deleted and of no further force or effect.

2. Customer agrees to [*******] all Customer’s Vantage Services queries and [******] its Vantage Services processes (including extracting data from Vantage Services) to DNA Data Warehouse Services not later than the DNA Data Services Cutover Date. The parties further agree CSG will provide reasonable efforts and Services enhancements [** ** ****] to Customer for a period of [*** (*) ****] after successful [*********] to the DNA Date Warehouse, as necessary, to address any functional gaps in DNA Data Warehouse where such similar functionality is currently available in the Vantage Services.

3. As of the DNA Data Services Cutover Date, Data Publisher Vantage Edition and Data Publisher File Edition will no longer be available; DNA Data Warehouse Now and DNA Data Warehouse Delta Views, respectively, will be available to adopt for Customer’s use.

4. CSG will [*******] Customer for Vantage Services through the DNA Data Services Cutover Date, and thereafter will [*******] Customer for the DNA Data Services. For clarifications purposes, the parties acknowledge and agree that any DNA Data Services transitioned prior to the DNA Data Services Cutover Date will be [********] as Vantage Services, pursuant to terms of the Agreement and, further, that DNA Data Services fees will not be [********* ** ********] until the DNA Data Services Cutover Date.

5. As of the DNA Data Services Cutover Date, the reference in Section 2.11, “Separate Cycle,” of Article 2, “Product Licenses” to “CSG Vantage®” shall be deleted and replaced as “DNA Data Services.”

6. Schedule A of the Agreement, entitled “Definitions,” shall be amended to add the following:

“Compute” means a unit of measure of CSG DNA Data Warehouse usage.

“Compute Credits” means, for purposes of the DNA Data Services, a measurement of Customer’s usage on the platform hosted by CSG’s chosen third party provider for the DNA Data Services, currently [********* ********** ***. (“*********”). ***********] calculations for compute credits are documented at [**********************************-**********-*************-*******] (the “[*********] Documentation”). CSG and Customer will both have access to any changes documented by [*********] in terms of [***********] Compute Credit calculation.

For clarification purposes, if CSG decides to change its third party provider or its process for how it defines and determines Compute Credits used by Customer such that CSG no longer aligns to [***********] online documentation, CSG agrees to provide at least [*** ******* ****** (***) *****] prior written notice of such changes (including with any new third party provider) to Customer and establish an equivalent Compute Credit Threshold Allowance, subject to Customer’s review and approval.

“Compute Credit Threshold Allowance” means the maximum number of Compute Credits Customer is allowed to consume [*******] without incurring additional charges from CSG. If Customer consumes Compute Credits below the Compute Credit Threshold Allowance, no additional invoicing from CSG for Customer’s DNA Data Warehouse usage will occur. In the event Customer exceeds the [*******] Compute Credit Threshold Allowance, CSG will invoice Customer for Compute Credits exceeding the threshold allowance at a Compute Credit rate defined in the Schedule F, “Fees,” Section 1., “CSG Services,” Subsection V., “Advanced Reporting,” subsection A.

In the event Snowflake or any CSG-designated third-party provider changes the calculation of Compute Credits based on warehouse type, the Compute Credit Threshold Allowance will be modified by a proportionally equivalent measurement. By way of example, if [*********] or any CSG-designated third-party provider changes the calculation from [* ** * *** ** ** (***** *****)] warehouse type, CSG will then increase the Compute Credit Threshold Allowance by the equivalent amount, two hundred percent (200%), of the then-current Compute Credit Threshold Allowance.

In the event Customer’s total number of Connected Subscribers changes by [****** ******* (***)] or more of the total Connected Subscriber number upon the Amendment Effective Date, CSG and Customer agree to revise the Compute Credit Threshold Allowance by an amount proportional to the change in total Connected Subscribers.

7. Schedule C of the Agreement, entitled “Recurring Services,” shall be amended as follows:

a) As of the Amendment Effective Date, Exhibit C-13, “CSG DNA Data SERVICES RECURRING SERVICES DESCRIPTIONS,” attached hereto as Attachment 1, shall be added to Schedule C to the Agreement; and

b) As of the Amendment Effective Date, Exhibit C-5 to Schedule C, “Recurring Services,” to the Agreement, “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” will be amended to add “CSG DNA Data Services” as [**** ***] and, further, as of the DNA Data Services Cutover Date, “CSG Vantage” and “Data Publisher” shall be deleted from Exhibit C-5 as [**** ***] services; and

c) As of the DNA Data Services Cutover Date, CSG Vantage, Customer Value Optional Table in CSG Vantage®, CSG Vantage® Update Optional Tables, CSG Vantage® Plus, CSG Vantage® Plus Archives, Financial Forecaster, InfoCast Files, Vantage Custom Tables Services Descriptions shall be deleted from “Recurring Services Descriptions” in Schedule C, to the Agreement, “Services Descriptions,” and terms in Exhibit C-10, “Data Publisher” to Schedule C to the Agreement shall be deleted and replaced with “Reserved.”

8. As of the DNA Data Services Cutover Date, Schedule F, “Fees,” Section 1, “CSG Services,” Section I, “Processing,”, subsection A, “Video, High Speed Data, and Residential Voice Services,” subsection 1., “Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per [********* **********)] (Note 1),” subsection “The [*******] BSC for Video and High Speed Data, and Residential Voice Services [******** *** *********]” is hereby amended as follows:

(a)
Item 12. shall be deleted and replaced in its entirety with the following:

12. Deliberately left blank

(b)
Item 15. shall be deleted and replaced in its entirety with the following:

15. Advanced Reporting - DNA Data Warehouse (includes systems and database management, daily database updates and loads, ongoing product support, HSD specific data associated with the HSD Connected Subscriber’s Internet access methods and personal computer equipment, and Compute usage) (refer to Section V.A under CSG SERVICES for items associated with DNA Data Warehouse that are [****** ********** *** ******** **** *** ***)]

(c)
Item 16. shall be deleted and replaced in its entirety with the following:

16. DNA Reports Warehouse (for up to [*** ******* (***)] users and retention of Report Images for up to [***** (*) *****)]. DNA Reports Warehouse provides archival storage services through a CSG hosted, browser based application. ACP system-generated production report images ("Report Images") are stored in an archived data store and are accessible in HTML, PDF, and ASCII text formats (refer to Section 1, “CSG SERVICES,” subsection V, “Advanced Reporting,” subsection B, “CSG DNA Reports Warehouse,” of Schedule F to the Agreement for items that are [****** ********** *** ******** **** *** ***)].

(d) Item 17. shall be deleted and replaced in its entirety with the following:

17. DNA Financial Forecaster ([*******] Support Fee for the [*****] or [******] Delivery Plan)

(e) Item 18. shall be deleted and replaced in its entirety with the following:

18. DNA Data Warehouse Updates Optional Tables ([*******] Processing Fee)

(f) Item 19. shall be deleted and replaced in its entirety with the following:

19. Customer Value Optional Table in CSG DNA Data Warehouse ([*******] Support Fee) (Refer to Section V.A under CSG SERVICES for items that are [****** ********** *** ******** **** *** ***)]

(g) Item 20. shall be deleted and replaced in its entirety with the following:

20. DNA Data Warehouse Delete Records Maintenance [(*******] Support Fee) (Refer to Section V.A under CSG SERVICES for items that are [****** ********** *** ******** **** *** ***)]

(h) Item 21. shall be deleted and replaced in its entirety with the following:

21. DNA Data Warehouse Mail Trace Storage ([*******] Storage Fee) (Refer to Section III.A.9 under CSG SERVICES for items that are [****** ********** *** ******** **** *** ***)]

(i) Item 45. shall be deleted and replaced in its entirety with the following:

45. Deliberately left blank

9. As of the DNA Data Services Cutover Date, Schedule F, “Fees,” Section 1, “CSG Services,” Section I, “Processing,”, subsection A, “Video, High Speed Data, and Residential Voice Services,” subsection 1., Entitled “Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per [********* **********)] (Note 1),” subsection “[*******] Fee for Residential Voice Services includes the items that are currently listed above under the section entitled “The [*******] BSC for Video and High Speed Data, and Residential Voice Services includes the following:”, as such items relate to Voice Services, and with the following points of clarification:” is hereby amended as follows:

(a)
Item 5., shall be deleted and replaced in its entirety with the following:

5. ACSR Telephony data elements is clarified to state DNA Data Services elements and storage associated with Voice Services

10. As of the DNA Data Services Cutover Date, Schedule F, “Fees,” Section 1, “CSG Services,” Section III, “Payment Procurement”, subsection A, “Direct Solutions (Print and Mail; Alternate Communication Delivery)” subsection 9.b.6 is hereby deleted and replaced in its entirety with the following:

Description of Item/Unit of Measure	Frequency	Fee
6. DNA Data Warehouse
i. Loading of Optional Mail Trace Tables to DNA Data Warehouse (per [******)]	[*** *******]	[*********]
ii. Disk Storage (per [********)] for Optional Mail Trace Table	[*******]	[******** ** ***]

11. As of the DNA Data Services Cutover Date, Schedule F, “Fees,” Section 1, “CSG Services,” Section III, “Payment Procurement”, subsection A, “Direct Solutions (Print and Mail; Alternate Communication Delivery)” Note 20 is hereby deleted and replaced in its entirety with the following:

Note 20: Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which delinquency actions to suspend, and (ii) identify the time period for suspension; provides Customer with additional RIM fields in SSB_TABLE in DNA Data Warehouse that correspond to the S12 screen and are updated once a day with [*******] cycle. Fields include:

(a)
[***_***_***]: Shows the number of remits CSG has received for the account.
(b)
[***_****_***_***]: Shows the date of the most recent remit that CSG has received.
(c)
[***_****_***_***]: Identifies the date of the first remit that CSG received.

12. As of the DNA Data Services Cutover Date and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” Subsection V., “Advanced Reporting,” Subsection A. “CSG Vantage®” will be deleted and replaced in its entirety as follows:

A. DNA Data Warehouse (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Setup and Database Modifications (Note 2)
a. DNA Data Warehouse Database Setup (per [******)]	[*** *******]	[*****]
b. Fee for data feed parameters (i.e. [******* *********)] added and/or removed to/from the existing DNA Data Warehouse database structure (per [**********)]	[*** *******]	[*****]
c. Fee for data feed parameters (i.e. [****************)] added and/or removed to/from a new DNA Data Warehouse database structure (per [**********)]	[*** *******]	[*****]
d. Compute Fees (per [******* ******)] (Note 3)	[*******]	[*****]
2. Optional DNA Data Warehouse Tables (per [*****], per [******])
a. Setup	[*** *******]	[*****]
3. Optional DNA Direct
a. AESP MessageLink (Note 4)
i. Setup (per [****** *********)]	[*** *******]	[*********]

Description of Item/Unit of Measure	Frequency	Fee
ii. Processing (per [********* **********)]	[*******]	[*******]
4. Systems Integration and Support (Note 5)	[*** *******]	[*****]
5. CSG DNA Data Warehouse Delete Records (Note 6)	[*******]	[******** ** ***]
6. Customer Value Optional Table
a. Setup (per [******)]	[***-****]	[**********]
b. Support Fee (per [********)]	[*******]	[******** ** ***]
7. DNA Delta Views (Note 7)
a. Implementation Fee (Note 7)	[***-****]	[*****]
b. Maintenance Fees Initial Delta Views (Note 8) (Note 9)	[*******]	[**********]
c. Maintenance Fees Additional Delta Views (Note 10)	[*******]	[*******]
8. DNA Now Views
a. Implementation Fee (Note 11) (Note 12)	[***-****]	[*****]
b. Maintenance Fees Now Views (Note 13)	[*******	[**********]
9. Storage for Customer created tables (per [********)] (Note 14)	[*******]	[******]

Note 1: For clarification purposes, implementation and setup fees will only apply to items that were [*** *** **] in CSG Vantage Services prior to the DNA Services Cutover Date. For purposes of clarification, “Implementation and Setup Fees” for set up and implementation services [******* ********* ******** *** ****] under Vantage Services, will not be charged for implementation and set up activities for comparable DNA Data Warehouse Services. For the avoidance of doubt, Customer is not responsible for Setup costs associated with CSG’s cutover from Vantage Services to CSG DNA Data Services due to the [******] of Vantage Services.

Note 2: The database modification fees, for Customer’s [****** **********] that will be added to the existing DNA Data Warehouse database structure at the time of [********** ** ***, *** ********] in the conversion services fees as set forth in Section VI under CSG SERVICES. In the event that Customer requests CSG to provide setup and/or database modification services for any [****** **********] subsequent to the conversion to ACP, the setup and database modification fees will apply.

Note 3: For CSG Managed Accounts, CSG will invoice Customer a Compute Fee for its use of DNA Data Warehouse Services based upon the actual [******* *******] utilized by Customer in excess of its [*******] Compute Credit Threshold Allowance. The Compute Fee shall be [*****] per [******* ******] in excess of the [*******] Compute Credit Threshold Allowance which, following the [*********** ******], will be set forth in the mutually agreed upon amendment to the Agreement, referenced below. CSG and Customer acknowledge and agree CSG and Customer shall establish Customer’s Compute Credit Threshold Allowance for Customer based upon Customer’s average [*******] Compute Credit usage for the [*** (*) *****] measurement period following completion of Customer’s [*********] of all Customer’s Vantage Services queries and updates of its Vantage Services processes to DNA Data Warehouse, but in no event later than [******* ** ****] (the “[*********** ******”)]. At the end of the [*********** ******], CSG and Customer will enter into a mutually agreed upon amendment to the Agreement to memorialize Customer’s Compute Credit Threshold Allowance. During the [*********** ******] establishing Customer’s Compute Credit Threshold Allowance, CSG will configure Customer’s DNA Data Warehouse capacity based upon Customer’s Vantage Services usage levels during the [**** ******** ****]. “Compute Credit” and “Compute Credit Threshold Allowance” are as defined in Schedule A of the Agreement.

Note 4: AESP MessageLink may require additional maintenance and programming services.

Note 5: All integration and support services (i.e., certifying non-certified hardware/software environment, troubleshooting existing hardware/software environment (first hour is free for Designated Environments), onsite support as requested by Customer, and query development) and the associated fees shall be set forth in mutually agreed upon Statement(s) of Work. Such associated fees shall be in accordance with the Technical Services rates set forth in Section VII under CSG SERVICES.

Note 6: DNA Data Warehouse table or tables that will include the DNA Data Warehouse delete records from update tables for the [***** ********** ***]. These records will be provided in a table(s) that contains all of Customer’s [****** **********] loaded in DNA Data Warehouse. The data will be maintained for [***** (*) ******** ****].

Note 7: As of the DNA Data Services Cutover Date, the CSG Data Publisher Objects from Customer’s Delta Files, as more particularly described in Exhibit C-10, Section 1.b., “Data Publisher File Edition,” of the Agreement, will be available to Customer only from the DNA Delta Views, more particularly described in Exhibit C-13 to the Agreement. Retention of DNA Delta Views shall not exceed [***** (*) ****]. “Implementation Fees” for DNA Delta Views will not be charged for implementation and set up activities for DNA Data Warehouse Services. For the avoidance of doubt, Customer is not responsible for Implementation fees for DNA Delta Views due to the [******] of Vantage Services. In the event Customer requests CSG to provide an alternative delivery method, CSG will estimate the work effort, and such request shall be made available pursuant to a mutually agreed upon Statements of Work.

Note 8: Maintenance Fees Initial Delta Views will include up to [****** (**) *****] per [*****] of additional support for activities outside of administration, issue resolution and general maintenance of DNA Data Warehouse. Any support in excess of such [****** (**) *****] per [*****] shall be set forth in a separate Statement of Work.

Note 9: For clarification purposes, Maintenance Fees Initial Delta Views includes up to [*****-***** (**)] Delta Views delivered within DNA Data Warehouse.

Note 10: Maintenance Fees Additional Data Views are applicable for each DNA Data Warehouse Delta View delivered within DNA Data Warehouse in excess of the Initial Delta Views.

Note 11: DNA Now Views are available for all [********* ***********]. “Implementation Fees” for DNA Now Views will not be charged for implementation and set up activities for DNA Data Warehouse Services. For the avoidance of doubt, Customer is not responsible for Implementation fees for DNA Now Views due to the [******] of Vantage Services. DNA Now Views are not available for Non-ACP Subscribers. In the event Customer requests utilization of the DNA Now Views be made available for all or any portion of Customer’s Non-ACP Subscribers or such Non-ACP-related systems, such Services shall be made available pursuant to one or more mutually agreed upon Statements of Work, subject to Implementation Fees, and amendments to the Agreement. Reimbursable Expenses are additional.

Note 12: In the event Customer requests additional DNA Now Views, such requests shall be set forth in a separate Statement of Work and/or amendment to the Agreement, as applicable.

Note 13: Maintenance Fees Now Views will include up to [***** (**) *****] per [*****] of additional support for activities outside of administration, issue resolution and general maintenance of DNA Now Views. Any additional support in excess of such [***** (**) *****] per [*****] shall be set forth in a separate Statement of Work.

Note 14: CSG will cover the cost of storage for ACP data. After the DNA Data Services Cutover Date, any customer- initiated storage will be invoiced to Customer at the then-current storage rate, per [********], per [*****], designated by [*********].

13. As of the DNA Data Services Cutover Date and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” Subsection V., “Advanced Reporting,” Subsection B. “CSG Vantage® Plus” and Vantage® Plus Archives will be deleted and replaced in its entirety as follows:

B. DNA Reports Warehouse (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. DNA Reports Warehouse (Note 3)
a. Startup – Tables (per [**********)]
i. Initial DNA Data Reports Warehouse Setup	[*** *******]	[**********]
b. [*******] Fee includes the following (per [********)] (Note 4) ▪ Access to all report tables retained for [******-***** (**) ****] ▪ [*** ******* (***)] concurrent user IDs	[*******]	[**********]
c. Additional Reports:
i. Non-ACP Reports or Report Table	[*** *******]	[*****]
d. Setup and Modifications to the environment
i. Additional user IDs (per [**** **)]	[*** *******]	[*******]
ii. Additional report development (per [******)]	[*** *******]	[*********]
iii. Web system and principle configuration changes (per [**********], per [****)] (Note 5)	[*** *******]	[*********]
iv. Extended Retention	[*** *******]	[*****]
g. Storage Fees for Report Images (per [********)] Includes Access to:	[*******]	[******** ** ***]

Description of Item/Unit of Measure	Frequency	Fee
▪ Access to all report images retained for [***** (*) *****]
h. Storage Fees for Customer-requested Report Images (per [********], subject to Note 6) that are stored for more than [***** (*) *****]	[*******]	[********]

Note 1: For clarification purposes, implementation and setup fees will only apply to items that were not set up in CSG Vantage® Plus prior to the DNA Data Services Cutover Date. For the avoidance of doubt, Customer is not responsible for implementation and setup costs associated CSG’s cutover from Vantage Services to DNA Services due to the [******] of Vantage Services.

Note 2: Reserved.

Note 3: Customer is responsible for the networking facility to access CSG DNA Reports Warehouse.

Note 4: Customer shall have Web access to all Report Tables through CSG’s DNA Reports Warehouse application for the fees set forth above. If Customer elects to subscribe to a report for which CSG has previously made a relational table, Customer may access such report data through CSG DNA Data Warehouse as well.

Note 5: A site is defined as all [****** **********] accessed and administered in the CSG DNA Reports Warehouse application in accordance with the Agreement.

Note 6: Storage capacity will be measured [*******] in [*********]. The [*******] Storage Fee will be [********] in the BSC for the [***** ********] and [*********] for each [********] thereafter. For example: If, during [* ***-*****] period, Customer utilizes [***** *********] of storage for its archival report storage, Customer will not be invoiced an additional fee for that month; [******* *********] will be invoiced in the amount of [*********; *******] will be invoiced in the amount of [*********], etc.

14. As of the DNA Data Services Cutover Date and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” Subsection V., “Advanced Reporting,” Subsection C. “InfoCast” will be deleted and replaced in its entirety as follows:

C.
DNA InfoCast

Description of Item/Unit of Measure	Frequency	Fee
1. InfoCast Files
a. Implementation (Note 1)	[*** *******]	[**********]
b. Multi-Schema InfoCast File Maintenance Fee (per [******** ****], designated DNA Data Warehouse Schemas) (Note 2)	[*******]	[*******]
c. Single-Schema InfoCast File Maintenance Fee (per [******** ****], per [*** **** ********* ******)] (Note 2)	[*******]	[*******]
d. Restoration Fee (Note 3)	[*** **********]	[*******]
2. InfoCast Web Reports/InfoCast Alerts (minimum [*******] per [*****], based on the aggregate User License fees and Report Maintenance fees) (Note 4) (Note 5) (Note 7)	[*******]	[*******]
a. User License (per [***** ****)] (Note 6)	[*******]	[******]
b. Report Maintenance (Note 8)
▪ Basic Reports (per [******]/per [*** **** ********* ******)]	[*******]	[******]
▪ Advanced Reports (per [******/*** *** **** ********* ******)]	[*******]	[*******]
c. InfoCast Alerts (per [*********** *********)]	[*******]	[*****]
d. Implementation (per [*** **** ********* ******)]	[*** *******]	[*********]

Note 1: Implementation services, which can include additional InfoCast Files and/or schemas, shall be pursuant to a mutually agreed upon Statement(s) of Work. Reimbursable Expenses are additional. For the avoidance of doubt, Customer is not responsible for implementation costs for pre-existing Infocast files as of the [******* ****] associated CSG’s cutover from Vantage Services to DNA Services due to the [******] of Vantage Services.

Note 2: For purposes of the InfoCast Files, Multi-Schema shall mean a group of schemas to be designated by Customer to be implemented and delivered collectively. If Customer elects to have a single schema implemented and delivered as a stand-alone item, such Single-Schema fee outlined in the table above shall apply.

Note 3: InfoCast Files may be restored by CSG, at Customer's request, from an archived directory for up to [*** ******* ****** (***) *****] and are subject to the InfoCast File Restoration Fee, per [**********].

Note 4: Each [*****] CSG will invoice Customer for its InfoCast web reports and alerts based on the number of ***** identified in the applicable records as of the [******-***** (****) ***] of each [******** *****], at the rates provided in the table above. Customer's [*******] fees for web reports and alerts will also include storage fees for reports, but only to the extent actual storage on the [******-***** (****) ***] of the [*****] exceeds the allotted threshold described in Note 5 (below), and fees for User Administrative Changes from the [******-****** (****) ***] of the previous [*****] through the [******-***** (****) ***] of the current [*****], to the extent the number of User Administrative Changes exceeds the [*******] allotment, pursuant to Note 6 (below).

Note 5: [******-**** (**) *********] of storage are included. Contractual rates shall apply for storage in excess of [******-**** (**) *********].

Note 6: [******* (**)] User Administration Changes per [*****] (from the [******-****** (****) ***] of the previous [*****[ to the [******-***** (****) ***] of the current [*****)] are included. User Administration Changes will be at the rate of [******] per [**********] for User Administration Changes in excess of [******* (**)] per [*****].

Note 7: Customer may from time to time request that CSG add or modify users, or modify execution schedules for InfoCast Files or reports or alerts through written notice to CSG. Each such change shall be a “User Administration Change” and will be invoiced at the rates as provided in Note 6 (above). CSG will require [***** (*) ******** ****] to complete a User Administration Change request, such request shall be provided via a mutually agreed upon LOA.

15. As of the DNA Data Services Cutover Date and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” Subsection V., “Advanced Reporting,” Subsection D. “CSG Data Publisher” will be deleted and replaced in its entirety as follows:

D.
Deliberately left blank.

16. As of the DNA Data Services Cutover Date and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” Subsection IX., “Additional Training,” Subsection C. “Vantage Training” will be deleted and replaced in its entirety as follows:

C.
DNA Data Warehouse Training

	Standard Class Size	Rate (On-site) (Per *******, per ***)	Additional Learners (Per *******, per ***)	Rate (at CSG facility) (Per *******, per ***)
Basic	[*]	[*********]	[*******]	[*******]
Telephony	[*]	[*********]	[*******]	[*******]
Advanced	[*]	[*********]	[*******]	[*******]
Database Literacy	[**]	[*********]	[*******]	[*******]
▪
Reimbursable Expenses are additional.
▪
All classes include relevant training materials and documentation.

17. As of the DNA Data Services Cutover Date, Schedule G, “Standard Implementation and Conversion Services,” Section 2, “Programmatic Conversions/Migration.”

(i) subsection c), “Additional Services Available,” subsection (ii), “Product Installation,” subsection (2), “For CSG’s Vantage decision support system,” “CSG’s Vantage decision support system” will be deleted and replaced as “DNA Data Warehouse”; and

(ii) subsection d), “Services [*** ********],” subsection xvi, “Vantage documentation when it is provided outside of classroom instruction” will be deleted and replaced as “DNA Data Services documentation when it is provided outside of classroom instruction.”

18. As of the Amendment Effective Date, DNA Data Services will be added to Schedule H to the Agreement, “Service Level Agreement,” and, further, upon the DNA Data Services Cutover Date, references to “Vantage Services” shall be deleted and support services shall no longer be available for Vantage Services.

19. As of the Amendment Effective Date, CSG and Customer acknowledge that CSG will provide and Customer will consume the CSG DNA Data Change Engine (“DNA DCE”) Services, pursuant to the terms as provided below:

a) The parties hereby agree that any of the recitals above referencing “[**** *******]” are incorporated into this Amendment for purposes of amending the Agreement.

b) Customer desires to use and CSG agrees to provide CSG DNA Data Change Engine (“DNA DCE”) as CSG’s solution for Customer to execute certain of its [**** *******] to Customer’s information stored within [***].

c) Schedule C, “Recurring Services,” indexed list of Exhibits, of the Agreement is hereby amended to delete the line item entitled “[**** ****** ******** (***)],” Exhibit C-8, which shall be deleted in its entirety and replaced as follows:

CSG Data Change Engine (“DNA DCE”)………………………………………………………Exhibit C-8

d) Schedule C, entitled “Recurring Services Description,” of the Agreement shall be amended to add the following under “Recurring Services Description”:

DNA Data Change Engine (“DNA DCE”). DNA Data Change Engine is a self-service web-based interface that will replace Customer’s current execution of [**** *******] utilizing [**** ******]. Customer will enter, schedule and apply [**** *******] using integrated templates offered in the DCE interface, and the [**** *******] will be applied using SLBOS.

e) Schedule C, “Recurring Services,” is amended to delete Exhibit C-8 in its entirety and shall be replaced with Exhibit C-8, “CSG Data Change Engine (“DNA DCE”),” attached hereto as Attachment 2 and incorporated herein by reference.

f) Customer acknowledges and agrees to transition Customer’s use of [**** ******] to DCE where such capabilities exist.

g) As a result, Schedule F, “Fees,” Section 1, “CSG Services,” Subsection I., “Processing,” subsection A, “Video High Speed Data and Telephony,” subsection 1, “Basic Services Charge (“BSC”) for Non-Rated Video and Non-Rated HSD and Residential Voice Services,” shall include DNA DCE and, following implementation of DNA DCE, item 12 of “The [*******] BSC for Video and High Speed Data, and Residential Voices Services [******** *** *********]:” shall be deleted in its entirety and replaced as, “Reserved.”

h) Schedule F, “Fees,” Section 1, “CSG Services,” Subsection I., “Processing,” subsection A, “Video High Speed Data and Telephony,” subsection 4, “Ancillary Services for Video, High Speed Data, and Residential Voice Services (as applicable),” shall be amended to add a new section d. in the fee table, “DNA Data Change Engine (“DNA DCE”), as follows:

1. CSG SERVICES

I. Processing

A. Video High Speed Data and Telephony

4. Ancillary Services for Video, High Speed Data, and Residential Voice Services (as applicable)

Description of Item/Unit of Measure	Frequency	Fee
d) DNA Data Change Engine (DNA DCE): (Note 4)
1. Implementation Fees (Note 5) (Note 6)	[***-****]	[*****]
2. User Access Fees (Note 7)	[*******]	[******]
3. Additional DCE User Access Fees (Note 8)	[*******]	[*********]
4. Training Fees (Note 9)	[*** *******]	[*****]
5. Additional Services	[*** *******]	[*****]
• Standard Report Retention - up to [*****-**** (**) ****]	[*******]	[******]
• Additional Report Retention - beyond [*****-**** (**) ****]	[*** *******]	[*****]

Note 4: DNA DCE utilizes SLBOS to apply the [**** *******]. SLBOS [***] Fees will apply pursuant to the terms of the Agreement SLBOS/*** (i.e., Customer will be charged contracted SLBOS rates for transactions or will have such transaction volumes consume contracted SLBOS capacities).

Note 5: CSG shall provide DNA DCE in lieu of [**** ******], as an item [******** **] Customer’s BSC; provided, however, Customer shall be subject to SLBOS [*********** ****] as described in Schedule F, “Fees,” Section 1., “CSG Services,” Subsection II., “Interfaces,” Subsection C. “CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI)”.

Note 6: Implementation includes basic implementation services. Current and future custom development or functional enhancements requested by Customer will be billed at Customer’s then current rate for such services and will be documented in separate Statement(s) of Work to be executed by the parties. “Basic implementation” will include set up and launch of DNA DCE into production. Reimbursable Expenses are additional.

Note 7: [*******] recurring fees for functionality delivered with the initial DNA DCE implementation are waived; however, for purposes of clarification, utilization of DNA DCE by Customer will be subject to Customer’s SLBOS [*********** ****] and terms, including any value to Customer for any utilization of SLBOS [***-**** *****] for Customer’s utilization of DNA DCE, to execute [**** *******] generated by Customer. Additionally, subsequent DNA DCE functionality may be subject to additional fees that will require further amendment to the Agreement.

Note 8: Up to [******-**** (**) **********] Customer [*****] will have access to DNA DCE. An additional block of [******-*** (**)] to [***** (**)] Customer [*****] may be purchased for [*********] per [*****]. Fees for additional users beyond [***** (**)] will be priced at quote.

Note 9: Customer may request training which shall be provided by CSG pursuant to a Statement of Work to be executed by the parties. Training Fees will be subject to terms of the Agreement.

[Remainder of Page Deliberately Left Blank; Signature Page Follows]

THIS AMENDMENT is executed to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC CSG SYSTEMS, INC. (“CSG”)

(“CUSTOMER”)

By: Charter Communications, Inc., its Manager

By: /s/ Kevin Brosnan By: /s/ Michael J Woods

Title: GVP Billing Integration Title: EVP

Name: Kevin Brosnan Name: Michael Woods

Date: Feb 14, 2025 Date: Feb 10, 2025

Attachment 1

to

Eighth Amendment

Exhibit C-13

CSG DNA Data SERVICES RECURRING SERVICES DESCRIPTIONS

DNA Data Warehouse. DNA Data Warehouse is a cloud data warehouse offering secure access to customer care, financial and operational data processed by [***] for data analysis and decision support purposes leveraging a third- party cloud data warehouse provider, [********* ********** **** (“*********”)].  In the event [*********] is replaced as CSG’s third-party cloud data warehouse provider, CSG shall provide Customer at least [*** ******* ****** (***) *****] advance written notice of such replacement. CSG will provide both end of day updates for all tables in the DNA Data Warehouse environment, as well as intraday updates through [******* (**)] updates a [***] for a select set of tables including order, job, item, account, scheduling calendar, outage detection and equipment, and payments.

Customer may access ACP data in DNA Data Warehouse through CSG’s managed account (“CSG Managed Account”), or through Customer’s own account (“Customer Managed Account”) via Customer’s direct relationship with [*********].

If Customer chooses to access DNA Data Warehouse data through a CSG Managed Account, CSG will provide a [******* *******] allowance for Customer’s [*****] in the DNA Data Warehouse.   If Customer chooses to access DNA Data Warehouse data through a Customer Managed Account, then Customer’s [*****] fees will be as determined pursuant to an agreement by and between [*********] and Customer. In either access method (i.e., CSG Managed Account or Customer Managed Account), CSG will fund the load costs and storage costs of Customer’s [***] data. Customer will be responsible for storage fees for custom tables created by Customer. For the avoidance of doubt, Customer may elect to move from a CSG Managed Account to a Customer Managed Account with [*********] at any time during the Term of the Agreement.

DNA Now Views: DNA Now Views will include a set of views previously updated as part of CSG’s Data Publisher Vantage Edition offering and stored in Customer’s hosted data store. CSG will apply DNA Now Views to the DNA Data Warehouse, where applicable, with [******* (**)] updates throughout each [***], providing Customer with an end state view with each of the [******* (**)] scheduled updates for both [*** (*** ** ***)] and [*** (**** **** ****] Updates). Customer will be responsible for modifying Customer’s processes to consume DNA Now Views from the DNA Data Warehouse.

DNA Delta Views: DNA Delta Views will include a set of change records for all views previously updated through files delivered through CSG’s Data Publisher File Edition. DNA Delta Views will reside in the DNA Data Warehouse and will include all changes for a given day to include inserted, updated, deleted, and purged records, providing Customer with [*** (*** ** ***)] updates. The data in the DNA Delta Views will be retained for [***** (*) ****]. Customer will be responsible for modifying Customer’s process to consume the changes from the DNA Data Warehouse.

DNA Direct.  DNA Direct is a CSG Service that provides Customer with the ability to use the DNA Data Warehouse to target Customer's [********* ***********] for specific messages (via Message Manager), Ad Pages, Customer Letters and/or mass adjustments, based on data captured and stored in DNA Data Warehouse.

DNA Reports Warehouse. DNA Reports Warehouse is a production report delivery and archival service for [***] generated production reports.   DNA Reports Warehouse provides a user interface from which Customer can view and download reports (the “Report Images”) in a variety of formats. All Report images will be retained for [***** (*) *****], and are accessible in HTML, PDF and ASCII Text formats. A subset of reports is also stored in relational tables for [******-***** (**) ****] and will also be accessible in CSV and Excel formats and can also be directly queried by Customer in the DNA Data Warehouse.

DNA Data Change Engine. DNA Data Change Engine is a self-service application designed for Customer to apply [**** *******] to Customer’s customer care data through a user interface that has pre-integrated templates. The user interface will use SLBOS on the back end to apply the requested data changes to the list of records the user attaches to the interface.

DNA Financial Forecaster. DNA Financial Forecaster provides "Daily Financial Snapshot Reports” that assist with Customer’s [***** ***] financial projections.

DNA InfoCast Files. DNA InfoCast Files are scheduled applications that create data extracts which are compressed, encrypted, as applicable, and delivered to the public cloud hosted by the [****** ****** ******* ******* (****** **)]. CSG will author the logic to create the report files from DNA Data Warehouse and enhance or modify the logic in the event DNA Data Warehouse data objects change. InfoCast Files applications can be scheduled to run [********, *****, ******, *******], or at specific intervals. Customer will access the InfoCast Pick Up Site in [****** **] to retrieve the extracted data. CSG will maintain the extracted data on the InfoCast Pick Up Site in [****** **] for [*******-*** (**) *****] or until completion of successful download by Customer, whichever first occurs.

Attachment 2

to

Eighth Amendment

Exhibit C-8

CSG Data Change Engine. The CSG Data Change Engine (“DNA DCE”) application provides Customer with flexibility to enter, schedule, submit, execute, and monitor requests for [**** *******] to fields that are normally editable in the [“*****”] and [“***** *******”] files of [****]. With DNA DCE Customer can also create, complete or cancel orders to add, remove, or update codes, including provisionable billing codes and create [**** *******] to apply miscellaneous adjustments or update account attributes on selected accounts.